UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

Sienna Biopharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38155	27-3364627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30699 Russell Ranch Road, Suite 140

Westlake Village, CA 91362

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 629-2256

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	SNNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

Appeal of Nasdaq Delisting Notice

On November 12, 2019, Sienna Biopharmaceuticals, Inc. (the “Company”) received a letter from the Office of General Counsel of the Nasdaq Stock Market (“Nasdaq”) informing the Company that, following the Company’s hearing with the Nasdaq Hearings Panel (the “Panel”) on October 17, 2019, the Panel has determined to continue the Company’s listing on Nasdaq, subject to certain conditions, including the following:

•

On or before December 5, 2019, the Company shall update the Panel regarding the results of the Chapter 11 auction process currently being conducted under the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the “Court”). The Company shall also provide a timeline for completion of the transaction and/or delisting, or, in the alternative, details regarding the financing / reorganization. Based on the information provided, the Panel will evaluate whether the listing should be continued.

•

On or before December 13, 2019, in the event the auction process results in an asset sale, the Company shall have completed the asset sale transaction. In the alternative, if the auction process results in a financing or reorganization plan with intent to emerge from bankruptcy, the Company shall provide the Panel with a submission detailing the plan and timeline going forward, as well as financial information regarding the ability of the post-bankruptcy entity to qualify for initial listing. The Panel will at that time evaluate whether the listing should be continued.

There can be no assurances that Nasdaq will continue the Company’s listing through the entire bankruptcy process or that there will be a successful auction process.

On November 14, 2019, the Company issued a press release regarding the Panel’s determination, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Approval of Chapter 11 Bidding Procedures

On November 13, 2019, the Court entered an order approving the Company’s proposed bidding procedures and Chapter 11 sale process timeline (the “Bidding Procedures Order”). Under the Bidding Procedures Order, all bids to acquire all or substantially all of the Company’s assets, are due to Cowen and Company on or before December 2, 2019 at 5:00 p.m. Eastern Time. The Bidding Procedures Order sets forth various criteria that must be satisfied for a bid to be qualified and, among other things, sets forth procedures pursuant to which Sienna may select one or more “stalking horse bidders”. The Bidding Procedures Order also schedules an auction of the Company’s assets on December 5, 2019 at 10:00 a.m. Eastern Time and a hearing to consider approval of any sale on December 10, 2019 at 10:30 a.m. Eastern Time.

In the interim, the Company continues to manage and operate its business under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code. Sienna has retained Latham & Watkins as legal counsel and Cowen and Company as its investment bank to review financial and strategic alternatives with the goal of maximizing stakeholder value.

The foregoing description of the Bidding Procedures Order is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Bidding Procedures Order, a copy of which is available at a website administered by the Company’s claims agent, Epiq, at http://dm.epiq11.com/Sienna.

On November 14, 2019, the Company issued a press release regarding the Bidding Procedures Order, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements, including but not limited to statements regarding the continued listing of the Company’s common stock on the Nasdaq Stock Market, the Chapter 11 sale process, our intent to maximize stakeholder value, and our ability to continue to manage and operate our business under the jurisdiction of the United States Bankruptcy Court for the District of Delaware. These statements are based on assumptions and information available to the Company at the time of this report and are not guarantees of future results. Forward-looking statements involve risks and uncertainty, including, but not limited to, the risk that the Company’s restructuring may not be consummated in a manner beneficial to the Company and its operations; risks and uncertainties associated with the length of time the Company will operate as a debtor-in-possession, which is not yet known; risks associated with the bankruptcy process and third party motions in the Chapter 11 proceeding, which may hinder or delay the Company’s ability to consummate its restructuring; the ability of the Company to obtain and maintain normal terms with suppliers and service providers; the Company’s ability to maintain contracts that are critical to its operations during Chapter 11 proceeding; the Company’s financial performance and results; availability of sufficient cash flow to operate the Company during the Chapter 11 proceeding; and the risk factors set forth in the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 12, 2019, and in any subsequent reports filed with the Securities and Exchange Commission. The Company’s actual results could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if they do, what impact they will have on the Company’s results of operations and financial condition. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of the Exhibit

99.1	Press release dated November 14, 2019

99.2	Press release dated November 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENNA BIOPHARMACEUTICALS, INC.

Date: November 15, 2019	By:	/s/ Timothy K. Andrews
Timothy K. Andrews
General Counsel and Secretary